Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Benchmark Electronics, Inc. (the Company) on Form 10-K for the period ending December 31, 2019 (the Report), I certify to the best of my knowledge that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2020	By: /s/ Jeffrey W. Benck
Jeffrey W. Benck
President and Chief Executive Officer
(principal executive officer)